10/10/96                                       Exhibit I

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
                              Date of Declaration                                                         Effective
            Portfolio               of Trust                    Address                                   Date

The Treasury Money Market Portfolio.11/4/92      60 State Street, Boston, MA 02109                        8/1/96

The Money Market Portfolio..........1/29/93      P.O. Box 2508 GT                                         8/1/96
                                                 Grand Cayman, Cayman Islands, BWI

The Tax Exempt Money Market
Portfolio...........................1/29/93      60 State Street, Boston, MA 02109                        8/1/96

The Short Term Bond Portfolio.......1/29/93      P.O. Box 2508 GT                                         8/1/96
                                                 Grand Cayman, Cayman Islands, BWI

The U.S. Fixed Income Portfolio.....1/29/93      P.O. Box 2508 GT                                         8/1/96
                                                 Grand Cayman, Cayman Islands, BWI

The Tax Exempt Bond Portfolio.......1/29/93      60 State Street, Boston, MA 02109                        8/1/96

The Selected U.S. Equity Portfolio..1/29/93      P.O. Box 2508 GT                                         8/1/96
                                                 Grand Cayman, Cayman Islands, BWI

The U.S. Small Company Portfolio....1/29/93      P.O. Box 2508 GT                                         8/1/96
                                                 Grand Cayman, Cayman Islands, BWI

The Non-U.S. Equity Portfolio.......1/29/93      P.O. Box 2508 GT                                         8/1/96
                                                 Grand Cayman, Cayman Islands, BWI

The Diversified Portfolio...........1/29/93      P.O. Box 2508 GT                                         8/1/96
                                                 Grand Cayman, Cayman Islands, BWI

The Non-U.S. Fixed Income Portfolio.6/16/93      P.O. Box 2508 GT                                         8/1/96
                                                 Grand Cayman, Cayman Islands, BWI

The Emerging Markets Equity
Portfolio...........................6/16/93      P.O. Box 2508 GT                                         8/1/96
                                                 Grand Cayman, Cayman Islands, BWI

The New York Total Return
Bond Portfolio......................6/16/93      60 State Street, Boston, MA 02109  8/1/96

The Series Portfolio--
The Asia Growth Portfolio*..........6/24/94      P.O. Box 2508 GT                                         8/1/96
                                                 Grand Cayman, Cayman Islands, BWI

The Series Portfolio--
The Japan Equity Portfolio*.........6/24/94      P.O. Box 2508 GT                                         8/1/96
                                                 Grand Cayman, Cayman Islands, BWI

The Series Portfolio--
The European Equity Portfolio*......6/24/94      P.O. Box 2508 GT                                         8/1/96
                                                 Grand Cayman, Cayman Islands, BWI

The Series Portfolio--
The Disciplined Equity Portfolio*...6/24/94      P.O. Box 2508 GT                                         12/27/96
                                                 Grand Cayman, Cayman Islands, BWI

The Series Portfolio--The Inter-
national Opportunities Portfolio*...6/24/94      P.O. Box 2508 GT                                         12/27/96
                                                 Grand Cayman, Cayman Islands, BWI

The Series Portfolio--The Global
Strategic Income Portfolio*.........6/24/94      P.O. Box 2508 GT                                         12/27/96
                                                 Grand Cayman, Cayman Islands, BWI

*In the case of The Series Portfolio, references to the "Portfolio" refer to its individual series as the context requires.

I:\dsfndlgl\usfi\port\amend6.txt
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